                                                                    Exhibit 99.1


CONTACT:
MIKE EL-HILLOW
EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
ADVANCED ENERGY INDUSTRIES, INC.
970-407-6570
MIKE.EL-HILLOW@AEI.COM


FOR IMMEDIATE RELEASE

               ADVANCED ENERGY REPORTS FIRST QUARTER 2003 RESULTS

FORT COLLINS, COLORADO (APRIL 17, 2003)-Advanced Energy Industries, Inc. (Nasdaq: AEIS) today reported financial results for the first quarter ended March 31, 2003. Advanced Energy offers a comprehensive suite of process-centered solutions critical to the production of semiconductors, flat panel displays, data storage products, architectural glass, laser, medical and other advanced product applications.

For the 2003 first quarter, revenues were $56.2 million, up 31 percent from $42.9 million for the first quarter of 2002 and down 2 percent from $57.4 million for the fourth quarter of 2002.

Net loss for the first quarter of 2003 was $8.6 million or $0.27 per share, compared to a net loss of $8.7 million in the first quarter of 2002, or $0.27 per share. This compares to fourth quarter 2002 net loss of $22.0 million, or $0.68 per share. Both the first quarter of 2003 and the fourth quarter of 2002 had charges associated with the operational changes that the Company has implemented in response to reduced market demands. In the first quarter of 2003, these charges, net of tax, totaled $1.1 million or $0.04 per share, principally attributed to restructuring charges, and $14.2 million in the fourth quarter of 2002 or $0.44 per share. Excluding these charges, the 2003 first quarter net loss would have been $7.5 million or $0.23 per share and the fourth quarter 2002 net loss would have been $7.8 million or $0.24 per share.

Doug Schatz, chairman and chief executive officer, said, "As we expected, the first quarter of 2003 presented continued sluggish demand in our end markets, especially the semiconductor capital equipment sector. Our order pattern has remained essentially linear since late in 2002 and there are no indications that this will change in the near term. While the industry has remained suppressed, we continue to find ways to increase our addressable markets. We have done this by continuing our focus on the development of products and technologies that leverage the application value of the plasma for our customers. By focusing our research and development on our core product groups, we believe we can realize more high-value revenue possibilities, continue to develop the most reliable products at the lowest possible cost and have the quickest time from concept to commercialization."

"Based on information we have today, we anticipate second quarter revenue in the $56 to $60 million range and a loss per share range of $0.18 to $0.21 that reflects continued improvements from our operational changes", said Mr. Schatz.

FIRST QUARTER CONFERENCE CALL
Management will host a conference call today, Thursday, April 17, 2003 at 9:00 am Eastern time to discuss Advanced Energy's financial results. You may access this conference call by dialing 888-713-4717. International callers may access the call by dialing 706-679-7720. For a replay of this teleconference, please call 706-645-9291, enter the passcode 8359076. The replay will be available through Thursday, April 24, 2003. There will also be a webcast available at www.advanced-energy.com.

ABOUT ADVANCED ENERGY
Advanced Energy is a global leader in the development and support of process-centered technologies critical to plasma-based manufacturing processes used in the production of semiconductors, flat panel displays, data storage products, compact discs, digital video discs, architectural glass, laser, medical and other advanced product applications.

Leveraging a diverse product portfolio and technology leadership, AE creates solutions that maximize process impact, improve productivity and lower cost of ownership for its customers. This portfolio includes a comprehensive line of technology solutions in power, flow and thermal management, plasma and ion beam sources, and integrated process monitoring and control for original equipment manufacturers (OEMs) and end-users around the world.

AE operates globally from regional centers in North America, Asia and Europe, offering global sales and support through direct offices, representatives and distributors. Founded in 1981, AE is a publicly-held company traded on the Nasdaq National Market under the symbol AEIS. For more information, please visit our corporate website: www.advanced-energy.com.

SAFE HARBOR STATEMENT
This press release contains certain forward-looking statements, including Mr. Schatz' expectations with respect to Advanced Energy's financial results for the second quarter of 2003. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: the volatility and cyclicality of the semiconductor and semiconductor capital equipment industries, Advanced Energy's ongoing ability to develop new products in a highly competitive industry characterized by increasingly rapid technological changes, Advanced Energy's ability to successfully integrate acquired companies' operations, and other risks described in Advanced Energy's Form 10-K, Forms 10-Q and other reports and statements, as filed with the Securities and Exchange Commission. These reports and statements are available on the SEC's website at www.sec.gov. Copies may also be obtained from Advanced Energy's website at www.advanced-energy.com or contacting Advanced Energy's investor relations at 970-221-4670. The company assumes no obligation to update the information in this press release.



                                      ###

CONDENSED CONSOLIDATED INCOME STATEMENTS (UNAUDITED)
(IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                          Quarter Ended March 31,       Quarter Ended
                                                                         -------------------------       December 31,
                                                                           2003             2002             2002
                                                                         --------         --------      -------------
Sales                                                                    $ 56,158         $ 42,887         $ 57,444
Cost of sales                                                              38,208           29,513           52,970
                                                                         --------         --------         --------
Gross profit                                                               17,950           13,374            4,474

Operating expenses:
     Research and development                                              13,367           11,248           12,975
     Sales and marketing                                                    8,330            6,751            9,739
     General and administrative                                             5,629            6,798            9,460
     Other operating expenses                                                --               --              1,904
     Restructuring charges                                                  1,509             --              5,840
                                                                         --------         --------         --------
          Total operating expenses                                         28,835           24,797           39,918

Loss from operations                                                      (10,885)         (11,423)         (35,444)

Other (expense), net                                                       (2,750)          (1,997)          (2,560)
                                                                         --------         --------         --------
Net loss before income taxes
    and extraordinary item                                                (13,635)         (13,420)         (38,004)
Benefit for income taxes                                                   (5,045)          (4,697)         (13,408)
                                                                         --------         --------         --------
Net loss before extraordinary item                                         (8,590)          (8,723)         (24,596)
Extraordinary item net of taxes                                              --               --              2,639
                                                                         --------         --------         --------

Net loss                                                                 $ (8,590)        $ (8,723)        $(21,957)
                                                                         ========         ========         ========


Basic and diluted net loss per share before extraordinary item:          $  (0.27)        $  (0.27)        $  (0.77)


Basic and diluted net earnings per share from extraordinary item:        $   --           $   --           $   0.09


Basic and diluted net loss per share:                                    $  (0.27)        $  (0.27)        $  (0.68)

Basic and diluted weighted-average common shares outstanding               32,159           31,874           32,111
                                                                         --------         --------         --------


Other Information (Unaudited)
(in thousands except per share data)
                                                                          Quarter Ended March 31,       Quarter Ended
                                                                         -------------------------       December 31,
                                                                           2003             2002             2002
                                                                         --------         --------      -------------
ADDITIONAL INFORMATION - Non-GAAP financial information:
--------------------------------------------------------
Non-GAAP net loss                                                        $ (7,538)        $ (8,723)        $ (7,764)
                                                                         --------         --------         --------

Non-GAAP basic and diluted loss per share                                $ (0.23)         $ (0.27)         $ (0.24)



THE NON-GAAP FINANCIAL INFORMATION ELIMINATES THE FOLLOWING FROM THE GAAP INFORMATION:
--------------------------------------------------------------------------------------

Excess, obsolete and warranty inventory charges                          $   --         $     --           $ 14,223
Other operating expenses                                                     --               --              5,346
Restructuring charges                                                       1,509             --              5,840
Impairment of equity investment                                               175             --              1,523
Extraordinary gain, before tax                                               --               --             (4,223)
Income tax effect                                                            (632)            --             (8,516)
                                                                         --------         --------         --------
                                                                         $  1,052         $   --           $ 14,193
                                                                         ========         ========         ========

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(IN THOUSANDS)


                                                                       March 31,     December 31,
                                                                         2003           2002
                                                                       ---------     ------------
ASSETS

Current Assets:
     Cash and cash equivalents                                         $ 58,302        $ 70,188
     Marketable securities                                              102,519         102,159
     Accounts receivable                                                 40,915          43,885
     Income tax receivable                                               14,809          14,720
     Inventories                                                         55,952          57,306
     Other current assets                                                 5,702           6,828
     Deferred income tax assets, net                                     21,853          17,510
                                                                       --------        --------
Total current assets                                                    300,052         312,596

Property and equipment, net                                              40,772          41,178

Deposits and other                                                        4,411           5,181
Goodwill and intangibles, net                                            86,420          86,601
Deferred debt issuance costs                                              3,815           4,091
Other assets                                                              6,660           6,086
                                                                       --------        --------
Total assets                                                           $442,130        $455,733
                                                                       ========        ========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
     Trade accounts payable                                            $ 14,556        $ 16,055
     Other current liabilities                                           29,268          31,064
     Current portion of capital leases and long-term debt                14,290          15,197
     Accrued interest payable on convertible subordinated notes           1,601           2,338
                                                                       --------        --------
Total current liabilities                                                59,715          64,654

Long-term Liabilities:
    Capital leases and senior borrowings                                  9,353          10,665
    Other long-term liabilities                                             742             694
    Deferred income tax liability, net                                    8,777           8,663
    Convertible subordinated notes payable                              187,718         187,718
                                                                       --------        --------
Total long-term liabilities                                             206,590         207,740

Total liabilities                                                       266,305         272,394

Stockholders' equity                                                    175,825         183,339
                                                                       --------        --------
Total liabilities and stockholders' equity                             $442,130        $455,733
                                                                       ========        ========

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(in thousands)


                                                Three Months Ended March 31,
                                                ----------------------------
                                                   2003             2002
                                                 --------         --------
NET CASH USED IN OPERATING ACTIVITIES            $ (4,579)        $(10,564)

NET CASH USED IN INVESTING ACTIVITIES              (5,460)         (24,830)

NET CASH USED IN FINANCING ACTIVITIES              (1,981)          (2,641)

EFFECT OF CURRENCY TRANSLATION ON CASH                134             (119)
                                                 --------         --------
DECREASE IN CASH AND CASH EQUIVALENTS             (11,886)         (38,154)
CASH AND EQUIVALENTS, beginning of period          70,188           81,955
                                                 --------         --------
CASH AND EQUIVALENTS, end of period              $ 58,302         $ 43,801
                                                 ========         ========